Exhibit 10.4

THIRD AMENDMENT
TO
FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Third Amendment to Fourth Amended and Restated Loan and Security (this “Amendment”) is dated as of March 6, 2024, by and among SENECA FOODS CORPORATION, a New York corporation (the “Parent”), SENECA FOODS, LLC, a Delaware limited liability company (“Seneca LLC”), SENECA SNACK COMPANY, a Washington corporation (“Seneca Snack”), GREEN VALLEY FOODS, LLC, a Delaware limited liability company (“Green Valley”, and together with the Parent, Seneca LLC and Seneca Snack, collectively, the “Borrowers”), MARION FOODS, INC., a New York corporation (“Marion”), PORTLAND FOOD PRODUCTS COMPANY, an Oregon corporation (“Portland Food”), and GRAY & COMPANY, an Oregon corporation (“Gray”, and together with Marion, and Portland Food, collectively, the “Guarantors”), the financial institutions party to this Agreement from time to time as lenders (collectively, “Lenders”), BANK OF AMERICA, N.A., a national banking association, as agent for the Secured Parties (“Agent”), as Issuing Bank and as Syndication Agent and BOFA SECURITIES, INC., a Delaware corporation, as Lead Arranger (the “Lead Arranger”).

RECITALS

A.         The Borrowers and the Guarantors (collectively, the “Obligors”), the Lenders, the Agent, and the Lead Arranger are parties to that certain Fourth Amended and Restated Loan and Security Agreement, dated as of March 24, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the Third Amendment Effective Date, the “Loan Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Amended Loan Agreement (as defined below).

B.         The Obligors have requested that the Lenders, the Agent and the Lead Arranger modify certain provisions of the Loan Agreement as more fully set forth below.

C.         The Lenders, the Agent, and the Lead Arranger have agreed to such requests provided that, among other conditions precedent, the Obligors execute and deliver this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Modifications of Loan Agreement. The parties hereto agree that, on the Third Amendment Effective Date (as defined below), the Loan Agreement is hereby amended as follows:

(a)         Schedule 1.1 is hereby deleted in its entirety and replaced with Schedule 1.1 attached hereto.

The Loan Agreement as so amended and as further amended, restated, supplemented or otherwise modified from time to time is hereinafter referred to as the “Amended Loan Agreement”.

2.         Ratification of Loan Documents and Collateral. The Obligors hereby ratify and affirm the Amended Loan Agreement, which shall continue to apply with full force and effect, and agree to perform each obligation set forth in the Amended Loan Agreement. Except as specifically modified and amended herein, all terms, warranties, representations, conditions and covenants contained in the Loan Agreement, the Notes and the other Loan Documents shall remain in full force and effect. Any property or rights to or interests in property granted as security in the Loan Agreement or the other Loan Documents shall remain as security for the Obligations pursuant to the Amended Loan Agreement and the other Loan Documents, as amended by and subject to the terms of this Amendment. Each Obligor hereby consents to this Amendment and the transactions contemplated hereby, and hereby (i) agrees that the security interests securing the Obligations continue to constitute valid first-priority liens on the collateral described in the Loan Documents, (ii) in the case of any Guarantor, ratifies, affirms and confirms its guarantee of the Obligations (as modified hereby) all as provided in the Loan Documents, and (iii) acknowledges and agrees that all of the Collateral does, and is intended to continue to, secure all of the Obligations, in each case, under the Amended Loan Agreement and the other Loan Documents.

3.         Representations and Warranties. Each Obligor represents and warrants to the Lender as of the date hereof and the Third Amendment Effective Date that:

(a)         The execution, delivery and performance by the Obligors of this Amendment and any related documents has been duly authorized by all necessary corporate action on the part of each Obligor party thereto and does not violate, conflict with, or result in a breach of the organizational documents of any Obligor or any agreement, instrument, court order, or judgment to which any Obligor is a party or which is binding upon any Obligor or any of its properties. This Amendment, the Amended Loan Agreement and the other Loan Documents, and any related documents to which any Obligor is a party, are the legal, valid and binding obligations of each Obligor party thereto, enforceable in accordance with their respective terms.

(b)         After giving effect to the amendments set forth in Section 1 on the Third Amendment Effective Date, the representations, warranties, certifications and agreements contained in the Amended Loan Agreement and the other Loan Documents are true, complete and accurate in all material respects (except in the case of any representation and warranty qualified by materiality, in which case such representation and warranty shall be true, complete and accurate in all respects) as of the date hereof; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date (except in the case of any representation and warranty qualified by materiality, in which case such representation and warranty shall be true, complete and accurate in all respects as of such date).

(c)         Each Obligor has performed all of its obligations under the Loan Agreement, the Notes, and the other Loan Documents and will continue to perform all of its obligations under the Amended Loan Agreement and the other Loan Documents and no Obligor has knowledge of any event which, with the giving of notice, the passage of time or both, would constitute an Event of Default under the Amended Loan Agreement or the other Loan Documents.

(d)         No Obligor has any claims, defenses, counterclaims, or rights of rescission or offset against the Lender, whether relating to the Loan Agreement, Amended Loan Agreement, the other Loan Documents or otherwise.

(e)         No voluntary actions or, to any Obligor’s knowledge, involuntary actions are pending against any Obligor under the bankruptcy or insolvency laws of the United States or any state thereof.

4.         Further Assurances. The Obligors shall, at the request of the Lender from time to time, make, execute and deliver, and cause each other Obligor to make, execute and deliver, such additional agreements, documents and instruments, and take such further action, as the Lender may reasonably request, in each case further to effect the purposes of this Amendment, the Amended Loan Agreement and/or any other Loan Document.

5.         Conditions Precedent. The Lender’s agreement to execute, deliver and be bound by this Amendment is contingent upon the following conditions precedent being satisfied by the Obligors (the date of such satisfaction, the “Third Amendment Effective Date”):

(a)         The Obligors shall execute and deliver, or cause the execution and delivery of, this Amendment and such other documents as the Lender may reasonably require, including, without limitation, those set forth on Annex I attached hereto.

(b)         The Obligors shall have reimbursed the Lender for its costs and expenses, including attorneys’ fees, incurred in connection with this Amendment.

(c)         The Obligors shall have paid Agent an amendment fee in the amount of twenty-five thousand dollars ($25,000).

(d)         After giving effect to the amendments set forth in Section 1 on the Third Amendment Effective Date, each of the representations and warranties of the Obligors set forth in the Loan Documents shall be true and correct in all respects, in each case, on and as of the date hereof as if made on the date hereof; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all respects as of such earlier date.

(e)         After giving effect to the amendments set forth in Section 1 on the Third Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.

6.         Miscellaneous.

(a)         The Amended Loan Agreement and the other Loan Documents, as modified herein and as previously modified, contain the entire understanding and agreement of the Obligors and the Lender with respect to the Obligations and supersede all prior representations, warranties, agreements, arrangements, and understandings. No provision of the Amended Loan Agreement or the other Loan Documents as modified may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the Lender, the Obligors and any Guarantor party thereto. This Amendment will inure to the benefit of and bind the respective heirs, administrators, executors, representatives, successors and permitted assigns of the parties hereto.

(b)         All references in the Loan Documents to the Loan Agreement shall mean the Amended Loan Agreement as modified and amended. This Amendment shall also constitute a “Loan Document” and all terms and conditions of the Amended Loan Agreement including, without limitation, events of default, maturity dates and the miscellaneous provisions set forth therein, including without limitation, consent to jurisdiction, applicable law, and waiver of jury are incorporated herein as though set forth in full and the Lender shall be entitled to the benefits thereof with respect to this Amendment.

(c)         Without limiting any of the Obligors’ other obligations under this Amendment, the Loan Agreement, the Amended Loan Agreement or any other Loan Document, the Obligors jointly and severally agree to pay to the Agent upon demand (i) an amount equal to any and all reasonable out-of-pocket costs or expenses (including legal fees and disbursements) incurred or sustained by the Agent in connection with the preparation of this Amendment and all related matters, and (ii) and all reasonable out-of-pocket costs or expenses (including legal fees and disbursements and consulting, accounting, appraisal and other similar professional fees and expenses) hereafter incurred or sustained by the Agent in connection with the administration of credit extended by the Lenders to the Obligors or the preservation of, or enforcement of, any rights of the Agent or the Lenders under the Amended Loan Agreement and the other Loan Documents or in respect of any of the Obligors’ other obligations to the Agent and the Lenders.

(d)         THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAW.

(e)         This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid, effective and binding for all purposes.

7.         No Waiver.         Nothing in this Amendment shall extend or affect in any way any of the Obligors’ obligations, or any of the rights and remedies of the Agent or the Lenders, arising under any of the Loan Documents, and neither the Agent nor the Lenders shall be deemed to have waived any or all of such rights or remedies with respect to any Event of Default or event or condition which, with notice or the lapse of time or both, would become an Event of Default under any of the Loan Documents and which upon the Obligors’ execution and delivery of this Agreement might otherwise exist or which might hereafter occur.

8.         Release of the Agent and the Lenders. By execution of this Amendment, each Obligor acknowledges and confirms that neither it nor any other Obligor has any offsets, defenses, recoupments or claims against the Agent or any of the Lenders, or any of their respective present or former officers, agents, directors, attorneys or employees whether asserted or unasserted. To the extent that any Obligor may have such offsets, defenses, recoupments or claims, each Obligor, and its successors, assigns, parent companies, subsidiaries, affiliates, predecessors, employees, agents, heirs, executors, as applicable, release and forever discharge the Agent, the Lenders, their respective parent companies, subsidiaries, affiliates, officers, directors, employees, agents, attorneys, successors and assigns, both present and former (collectively the “Lender Affiliates”) of and from any and all manner of action and actions, cause and causes of action, suits, debts, controversies, damages, judgments, executions, recoupments, claims and demands whatsoever, asserted or unasserted, in law or in equity which against the Agent, any of the Lenders, or any of the Lender Affiliates they ever had, now have or which the Obligor’s successors, assigns, parent companies, subsidiaries, affiliates, predecessors, employees, agents, heirs, executors, as applicable, both present and former ever had or now has, upon or by reason of any matter, cause, causes or thing whatsoever, including, without limitation, any presently existing claim or defense, whether or not presently suspected, contemplated or anticipated. In any litigation arising from, or related to an alleged breach of the foregoing release, the foregoing release may be pleaded as a defense, counterclaim or crossclaim, and shall be admissible into evidence without any foundation testimony whatsoever.

9.         Severability. If any clause or provision of this Amendment or the Amended Loan Agreement is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Amendment or the Amended Loan Agreement, as applicable, will not be affected thereby. It is the intention of the parties that if any such provision is held to be invalid, illegal or unenforceable, there will be added by the Agent in lieu thereof a provision as similar in terms to such provision as is possible, and that such added provision will be legal, valid and enforceable.

10.         Headings. All headings contained in this Amendment are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Amendment.

11.         Negation of Partnership. The relationship among the Obligors, the Agent and the Lenders is that of debtor and creditor. Nothing contained in this Amendment, the Amended Loan Agreement or any other Loan Document will be deemed to create a partnership or joint venture between any Obligor and the Agent or any of the Lenders, or to cause the Agent or any of the Lenders to be liable or responsible in any way for the actions, liabilities, debts, or obligations of any Obligor.

12.         Voluntary Agreement. The Obligors represent and warrant that the Obligors are represented by legal counsel of their choice, are fully aware of and understand the terms contained in this Amendment and the Amended Loan Agreement and have voluntarily and without coercion or duress of any kind, entered into this Amendment and the documents executed in connection with this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of the date first above written.

BORROWERS: SENECA FOODS CORPORATION By: /s/ Michael Wolcott Name: Michael Wolcott Title: CFO Address: 350 WillowBrook Office Park Fairport, New York 14450 Attn: Telecopy:
SENECA FOODS, LLC By: /s/ Michael Wolcott Name: Michael Wolcott Title: CFO Address: c/o Seneca Foods Corporation 350 WillowBrook Office Park Fairport, New York 14450 Attn: Telecopy:
SENECA SNACK COMPANY By: /s/ Michael Wolcott Name: Michael Wolcott Title: CFO Address: c/o Seneca Foods Corporation 350 WillowBrook Office Park Fairport, New York 14450 Attn: Telecopy:

[Signature Page to Third Amendment]

GREEN VALLEY FOODS, LLC By: /s/ Michael Wolcott Name: Michael Wolcott Title: CFO Address: c/o Seneca Foods Corporation 350 WillowBrook Office Park Fairport, New York 14450 Attn: Telecopy:

[Signature Page to Third Amendment]

GUARANTORS: MARION FOODS, INC. By: /s/ Michael Wolcott Name: Michael Wolcott Title: CFO Address: c/o Seneca Foods Corporation 350 WillowBrook Office Park Fairport, New York 14450 Attn: Telecopy:
PORTLAND FOOD PRODUCTS COMPANY By: /s/ Michael Wolcott Name: Michael Wolcott Title: CFO Address: c/o Seneca Foods Corporation 350 WillowBrook Office Park Fairport, New York 14450 Attn: Telecopy:
GRAY & COMPANY By: /s/ Michael Wolcott Name: Michael Wolcott Title: CFO Address: c/o Seneca Foods Corporation 350 WillowBrook Office Park Fairport, New York 14450 Attn: Telecopy:

[Signature Page to Third Amendment]

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,

as Agent, Lender, Issuing Bank and Syndication Agent

By: /s/ Rosemary Bluestein

Name: Rosemary Bluestein

Title: Vice President

Address: Bank of America

185 Asylum Street, 35th Floor

Hartford, CT 06103

Attn:

Telecopy:

BOFA SECURITIES, INC., as Lead Arranger By: /s/ Stephen T. Szymanski Name: Stephen T. Szymanski Title: Director Address: 720 S. Tryon Street Charlotte, NC 28202 Attn: Telecopy:

[Signature Page to Third Amendment]

MANUFACTURERS AND TRADERS TRUST

COMPANY, as a Lender

By: /s/ Vito Caraccio

Name: Vito Caraccio

Title: Senior Vice President

Address: 3 City Center

180 S. Clinton Avenue

Rochester, NY 14604

Attn:

Telecopy:

[Signature Page to Third Amendment]

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By: /s/ John R. LePage

Name: John R. LePage

Title: Vice President

Address: Asset Based Finance

185 Asylum Street, 27th Floor

Hartford, CT 06103

Attn:

Telecopy:

[Signature Page to Third Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Ryan More Name: Ryan More Title: Vice President Address: 125 High Street, 11th Floor MAC J9226-114 Boston, MA 02110 Attn: Telecopy:

[Signature Page to Third Amendment]

BMO HARRIS BANK, N.A, as a Lender By: /s/ Terrence McKenna Name: Terrence McKenna Title: Director Address: 320 South Canal St. 16th Floor South Chicago, IL 60606 Attn: Telecopy:

[Signature Page to Third Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Anne Hall Name: Anne Hall Title: Authorized Officer Address: 395 North Service Road Melville, NY 11747 Attn: Telecopy:

[Signature Page to Third Amendment]

TD BANK, N.A., as a Lender By: /s/ Edmundo Kahn Name: Edmundo Kahn Title: Vice President Address: 2005 Market Street, 2nd Floor Philadelphia, PA 19103 Attn: Telecopy:

[Signature Page to Third Amendment]

SCHEDULE 1.1

to

Fourth Amended and Restated Loan and Security Agreement

COMMITMENTS OF LENDERS

Lender	Commitment for the period from April 1 through and including July 31 of each year	Commitment for the period from August 1 through and including March 31 of each year	Percentage of Aggregate Commitments of all Lenders
Bank of America, N.A.	$85,750,000	$98,000,000	24.5%
U.S. Bank National Association	$56,000,000	$64,000,000	16.0%
Wells Fargo Bank, National Association	$45,500,000	$52,000,000	13.0%
JPMorgan Chase Bank, N.A.	$45,500,000	$52,000,000	13.0%
Manufacturers and Traders Trust Company	$45,500,000	$52,000,000	13.0%
BMO Harris Bank N.A.	$45,500,000	$52,000,000	13.0%
TD Bank, N.A.	$26,250,000	$30,000,000	7.5%
Total	$350,000,000	$400,000,000	100.00%

ANNEX I

CLOSING CHECKLIST

1.

Third Amendment, dated as of the date hereof, to the Fourth Amended and Restated Loan Agreement (the “Third Amendment”). Defined terms used herein but not defined herein shall have the meanings set forth for such term in the Third Amendment or in the Amended Loan Agreement, as applicable.